Investor Presentation Healthpeak Properties September 2023 The Shore and The Towers South San Francisco, CA

Disclaimers This Healthpeak Properties, Inc. (the “Company”) presentation is solely for your information, is subject to change and speaks only as of the date hereof. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings. No representation or warranty, express or implied, is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented. Forward-Looking Statements Statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things, (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated acquisitions, dispositions, transitions, developments, redevelopments, densifications, joint venture transactions, leasing activity and commitments, capital recycling plans, financing activities, or other transactions; (ii) development, densification and land bank opportunities; (iii) outlooks related to lab, outpatient medical and CCRCs; and (iv) potential capital sources and uses. You should not place undue reliance on these forward-looking statements. Pending acquisitions, dispositions, joint venture transactions, leasing activity, and financing activity, including those that are subject to binding agreements, remain subject to closing conditions and may not be completed within the anticipated timeframes or at all. Forward- looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this presentation, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: macroeconomic trends, including inflation, interest rates, labor costs, and unemployment; the ability of our existing and future tenants, operators, and borrowers to conduct their respective businesses in a manner that generates sufficient income to make rent and loan payments to us; the financial condition of our tenants, operators, and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings; our concentration of real estate investments in the healthcare property sector, which makes us more vulnerable to a downturn in a specific sector than if we invested across multiple sectors; the illiquidity of real estate investments; our ability to identify and secure new or replacement tenants and operators; our property development, redevelopment, and tenant improvement activity risks, including project abandonments, project delays, and lower profits than expected; changes within the industries in which we operate; significant regulation, funding requirements, and uncertainty faced by our lab tenants; the ability of the hospitals on whose campuses our outpatient medical buildings are located and their affiliated healthcare systems to remain competitive or financially viable; our ability to develop, maintain, or expand hospital and health system client relationships; operational risks associated with third party management contracts, including the additional regulation and liabilities of our properties operated through RIDEA structures; economic conditions, natural disasters, weather, and other conditions that negatively affect geographic areas where we have concentrated investments; uninsured or underinsured losses, which could result in significant losses and/or performance declines by us or our tenants and operators; our investments in joint ventures and unconsolidated entities, including our lack of sole decision making authority and our reliance on our partners' financial condition and continued cooperation; our use of fixed rent escalators, contingent rent provisions, and/or rent escalators based on the Consumer Price Index; competition for suitable healthcare properties to grow our investment portfolio; our ability to foreclose or exercise rights on collateral securing our real estate-related loans; investment of substantial resources and time in transactions that are not consummated; our ability to successfully integrate or operate acquisitions; the potential impact on us and our tenants, operators, and borrowers from litigation matters, including rising liability and insurance costs; environmental compliance costs and liabilities associated with our real estate investments; epidemics, pandemics, or other infectious diseases, including Covid, and health and safety measures intended to reduce their spread; the loss or limited availability of our key personnel; our reliance on information technology systems and the potential impact of system failures, disruptions, or breaches; increased borrowing costs, including due to rising interest rates; cash available for distribution to stockholders and our ability to make dividend distributions at expected levels; the availability of external capital on acceptable terms or at all, including due to rising interest rates, changes in our credit ratings and the value of our common stock, volatility or uncertainty in the capital markets, and other factors; our ability to manage our indebtedness level and covenants in and changes to the terms of such indebtedness; bank failures or other events affecting financial institutions; the failure of our tenants, operators, and borrowers to comply with federal, state, and local laws and regulations, including resident health and safety requirements, as well as licensure, certification, and inspection requirements; required regulatory approvals to transfer our senior housing properties; compliance with the Americans with Disabilities Act and fire, safety, and other regulations; laws or regulations prohibiting eviction of our tenants; the requirements of, or changes to, governmental reimbursement programs such as Medicare or Medicaid; legislation to address federal government operations and administrative decisions affecting the Centers for Medicare and Medicaid Services; our participation in the CARES Act Provider Relief Fund and other Covid-related stimulus and relief programs; our ability to maintain our qualification as a REIT; changes to U.S. federal income tax laws, and potential deferred and contingent tax liabilities from corporate acquisitions; calculating non-REIT tax earnings and profits distributions; ownership limits in our charter that restrict ownership in our stock; provisions of Maryland law and our charter that could prevent a transaction that may otherwise be in the interest of our stockholders; and other risks and uncertainties described from time to time in our SEC filings. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. Market and Industry Data This presentation also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although Healthpeak believes that the surveys and market research that others have performed are reliable, such surveys and market research are subject to assumptions, estimates and other uncertainties and Healthpeak has not independently verified this information. Non-GAAP Financial Measures This presentation contains certain supplemental non-GAAP financial measures. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. We caution you that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. You can find reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the second quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures available on our website at http://ir.healthpeak.com/quarterly-results. 2Investor Presentation – September 2023

Executive Summary Investor Presentation – September 2023 3 (1) Reconciliations of the non-GAAP financial measures can be found in the second quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures located at http://ir.healthpeak.com/quarterly-results. “Same-store growth” represents Total Portfolio Same-Store Cash (Adjusted) NOI growth. (2) FFO as Adjusted and AFFO guidance ranges most recently updated on July 27, 2023. Increase in mid-points compared to PEAK’s original 2023 guidance provided on February 7, 2023. (3) Net Debt to Adjusted EBITDAre as of 6/30/2023. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures used in this presentation can be found in the second quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures located at http://ir.healthpeak.com/quarterly-results. Strong YTD performance highlighted by prior increases to FFO as Adjusted(1) and AFFO(1) guidance mid-points +2 pennies and +3 pennies, respectively(2) Trending to higher end of most recent FFO as Adjusted and AFFO guidance ranges due to favorable recent operating activity Through August, Outpatient Medical same-store(1) growth trending toward higher end of guidance; Lab same-store trending above the mid-point of guidance; CCRC same-store trending above the high end of guidance Lab Fundamentals Significant Updates Since 2Q Earnings 1H 2023 biotech M&A and capital raise activity totaled $141B, up over 80% from the year-ago period Supply deliveries expected to peak over the next 12-18 months; new starts continue to decelerate PEAK’s lease roll across Boston and San Diego in 2023 & 2024 is only 75,000 sq. ft.; South San Francisco maturities primarily located on Oyster Point and Pointe Grand redevelopment campuses, which are now 70% and 45% re-leased or committed with signed LOIs, respectively Majority of new supply is not directly competitive with PEAK’s portfolio due to submarket, building quality, and / or sponsorship Fortress Balance Sheet 2023 Performance $750M of YTD 10-year bond issuances at a blended yield of 5.36%; no bonds maturing until 2025 5.1x Net Debt to EBITDA(3); $2.7B of liquidity as of September 1 Outpatient Medical: Executed 1.9M sq. ft. of leases since 2Q earnings including: 1.4M sq. ft. renewal leases with HCA on the Medical City Dallas campus, including a 20-year extension of the hospital lease 75,000 sq. ft. 10-year new lease with University of Pennsylvania Medical at 3535 Market Street in Philadelphia in previously vacant space 34,000 sq. ft. new lease and 34,000 sq. ft. renewal lease at 833 Chestnut in Philadelphia Lab: Converted 72,000 sq. ft. of LOIs disclosed on the 2Q earnings call to leases, including 61,000 sq. ft. expansion lease with Voyager Therapeutics at 75 Hayden in Boston Remaining 124,000 sq. ft. of previously disclosed LOIs in final stage of documentation In active discussions on 1.2M sq. ft. of Lab leases; pipeline of tenant inquiries, tours, and proposals is ~2x April levels Cambridge City Council approved a comprehensive rezoning for the West Cambridge (Alewife) neighborhood to allow for greater density and developable heights Received September rents from Sorrento Therapeutics

Portfolio Concentrated in Core Biopharma and High-Growth Medical Markets

Portfolio Income by MSA[1]


Portfolio Income

Top 10 Markets *(ranked by Portfolio Income)*

Rank	Market	Square Feet *(in millions)*	Occupancy[2]	% of Total PEAK Portfolio Income
1	Bay Area[3]	5.4	97%	30%
2	Boston	2.8	97%	12%
3	San Diego	2.7	98%	8%
4	Dallas	3.8	93%	7%
5	Houston	4.2	84%	5%
6	Philadelphia	2.2	80%	3%
7	Tampa	1.9	86%	3%
8	Nashville	1.6	86%	2%
9	Denver	1.1	85%	2%
10	Seattle	0.7	91%	2%
	Total Top 10	**26.4**	**91%**	**74%**

Geographically diverse portfolio with concentrations in the leading biotech markets of South San Francisco, Boston and San Diego and high-growth outpatient markets such as Dallas, Houston, Nashville and Denver

(1) Dot size depicts amount of Portfolio Income relative to other MSAs. Data as of 6/30/2023. Reconciliations, definitions, and important discussions regarding the usefulness and limitation of the non-GAAP financial measures used in this presentation can be found in the second quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures at http://ir.healthpeak.com/quarterly-results.
(2) For Lab buildings and Outpatient Medical buildings, occupancy represents the percentage of total rentable square feet leased where leases have commenced, including month-to-month leases, and excluding development and redevelopment properties as of the end of the period reported. For senior housing facilities, occupancy represents total occupied square footage.
(3) Primarily consists of the city of South San Francisco, located 10+ miles south of the central business district of San Francisco, in San Mateo County. Healhpeak does not own any assets in the city or county of San Francisco.

Healthpeak PROPERTIES
Investor Presentation – September 2023 | 5

Consistent and Stable Portfolio Performance



Lab
Outpatient Medical
Combined Lab and Medical Portfolio
Same-Store Occupancy(1)
96.8% 96.7% 96.6% 98.7% 97.4%
2019 2020 2021 2022 YTD 2023
+
92.5% 92.4% 92.1% 91.5% 91.5%
2019 2020 2021 2022 YTD 2023
=
93.5% 93.5% 93.4% 93.7% 93.2%
2019 2020 2021 2022 YTD 2023
Same-Store Growth(2)
6.2% 6.2% 7.2% 5.1% 4.9%
2019 2020 2021 2022 YTD 2023
+
3.0% 2.1% 3.1% 4.0% 3.1%
2019 2020 2021 2022 YTD 2023
=
4.3% 3.8% 5.1% 4.6% 4.1%
2019 2020 2021 2022 YTD 2023

(1) Lab and Outpatient Medical occupancy based on reported year-end same-store occupancy except for 2023, which is based on reported YTD 2023 results. Combined portfolio occupancy based on the weighted average Lab and Outpatient Medical occupancy and leasable area.

(2) Lab and Outpatient Medical cash same-store growth based on full-year reported growth rates except for 2023, which is based on reported YTD 2023 results. Combined portfolio Same-Store Cash (Adjusted) NOI growth rate based on the weighted average Lab and Outpatient Medical Same-Store Cash (Adjusted) NOI dollars. Reconciliations, definitions, and important discussions regarding the usefulness and limitation of the non-GAAP financial measures used in this presentation can be found in the Discussion and Reconciliation of Non-GAAP Financial Measures for the applicable period at http://ir.healthpeak.com/quarterly-results.

Healthpeak PROPERTIES
Investor Presentation – September 2023 | 6

Tenant Mix Focused on Healthcare Discovery and Delivery Well-diversified portfolio primarily leased to health systems, physician group practices, global pharma, and biotech companies 7 Health System 29% Other 4% Large Cap Biopharma 15% Mid Cap Biotech 10% Small Cap Biotech 10% Private Biotech 9% Physician Group Practices 13% $1.1B ABR(1) (1) Annualized Base Rent (ABR) includes combined Lab and Outpatient Medical portfolios and does not include expense recoveries, additional rent in excess of floors, and non-cash revenue adjustments. ABR and tenant classification as of 6/30/2023. Specialty outpatient services include non-health system ambulatory surgical centers, cancer treatment and dialysis centers, imaging and radiology, urgent care and sleep labs. Large Cap Biopharma: market cap >$10B; Mid Cap: market cap between $10B and $500M; Small Cap: market cap <$500M. Source: CapitalIQ as of 6/30/2023. Investor Presentation – September 2023 Medical Device / R&D / University / Specialty Outpatient Services 10%

Lab and Outpatient Medical Top 20 Tenants[1]

Rank	Parent Name	Classification	Markets	Market Cap ($M)	% of Total PEAK Annualized Base Rent[2]
1	HCA Healthcare	Health System	National	$83,587	12.2%
2	Amgen	Large Cap Biopharma	Bay Area	$118,631	4.1%
3	Bristol-Myers Squibb	Large Cap Biopharma	Bay Area / San Diego	$134,349	1.5%
4	Johnson & Johnson	Large Cap Biopharma	Bay Area / Boston	$430,142	1.4%
5	Community Health Systems	Health System	Texas / Southeast	$601	1.4%
6	Norton Healthcare	Health System	Louisville	Not-for-profit	1.3%
7	Myriad Genetics	Medical Device	Utah / Bay Area	$1,890	1.3%
8	Arcus Biosciences	Mid Cap Biotech	Bay Area	$1,485	1.3%
9	Novo Nordisk	Large Cap Biopharma	Boston	$361,221	1.3%
10	Pfizer	Large Cap Biopharma	Bay Area	$207,070	1.2%
11	Alphabet (Calico biopharma subsidiary)	Large Cap Biopharma	Bay Area	$1,527,291	1.0%
12	Nkarta	Small Cap Biotech	Bay Area	$107	1.0%
13	Memorial Hermann	Health System	Houston	Not-for-profit	1.0%
14	AstraZeneca	Large Cap Biopharma	Bay Area	$222,088	1.0%
15	Denali Therapeutics	Mid Cap Biotech	Bay Area	$4,040	1.0%
16	General Atomics	R&D	San Diego	Private	1.0%
17	Sorrento Therapeutics	Small Cap Biotech	San Diego	$195	0.9%
18	Allogene Therapeutics	Mid Cap Biotech	Bay Area	$725	0.8%
19	Atlantic Health	Health System	New Jersey	Not-for-profit	0.8%
20	Revolution Medicines	Mid Cap Biotech	Bay Area	$2,844	0.8%
	Total Top 20				**36%**

Tenant Mix Summary

- Top tenants include HCA Healthcare, Amgen, Bristol-Myers Squibb, and J&J
- Top 20 tenants represent only 36% of total ABR[2]
- Diversified tenant base reduces risk; no tenant outside of the Top 10 represents more than 1% of total ABR[2]

Through all economic cycles, our business is driven by the desire for improved health

Healthpeak® PROPERTIES

(1) Ranked by combined Lab and Outpatient Medical ABR as of 6/30/2023. Tenant name reflects parent entity following M&A transactions. Market caps as of 6/30/2023. Table excludes pre-leased development projects.
(2) Represents total PEAK combined Lab and Outpatient Medical annualized base rent.

Investor Presentation – September 2023 | 8

Investor Presentation – September 2023 Green Bonds Debt Maturity Profile(2)Debt Metrics(1) Fortress Balance Sheet 9 Well-laddered debt maturity schedule with 5.6 years weighted average maturity and 3.8% weighted average rate(1) (1) As of 6/30/2023. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures used in this presentation can be found in the second quarter 2023 Discussion and Reconciliation of Non-GAAP Financial Measures located at http://ir.healthpeak.com/quarterly-results. (2) Term loans are illustrated inclusive of extension options. Excludes discount/premium and debt issuance costs. (3) Based on commercial paper balance as of 9/1/2023. Baa1 / BBB+ Investment Grade Ratings (Moody’s / S&P) 5.1x Net Debt / Adj. EBITDAre No Bond Maturities Until 2025 $2.7B Available Liquidity(3) 2.0% Secured Debt Ratio 33.7% Financial Leverage Unsecured Bonds Secured Debt Term Loans Revolver / CP Remaining Revolver / CP Capacity $88 $47 $803 $1,324 $700 $750 $650 $750 $600 $750 $- $300 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000

$230M Follow-On Equity July 2023 $150M Series B Funding July 2023 $250M Follow-On Equity June 2023 Transaction Activity Select Recent PEAK Tenant Capital Raises Lab: Capital Raising Trends 10 Partnership(1) | $4B $ in billions $0 $150 Activity is up from the year ago period led by M&A and follow-on / IPO capital raises Announced M&A | $112B Follow-on and IPOs | $15B VC Funding | $10B $200M Follow-On Equity August 2023 Investor Presentation – September 2023 $77B $141B 1H 2022 1H 2023 $85M Follow-On Equity June 2023 $401M Series D Funding May 2023 +83% (1) Represents upfront payments and excludes potential future milestone payments. Source: Public disclosures and Dealforma.

2020 2021 2022 2023 YTD PEAK Annual Lease Executions Lab: Leasing Activity 11 Tenant Date SFMarket Existing Tenant Tenant inquiry, tour, and proposal pipeline is ~2x April levels; incumbent landlords have massive advantage; 90% of PEAK YTD leases executed with existing tenants Jun 23 Apr 23 Mar 23 May 23 Apr 23 May 23 Aug 23 143K 50K 35K 23K 22K 19K 61K South San Francisco Redwood City Torrey Pines West Cambridge Sorrento Mesa Lexington Lexington 1.6M 2.6M Investor Presentation – September 2023 Executed 0.5M 1.2M Active Discussions(2) 1.7M Significant Recent Leasing Activity 1.4M (1) 2021 includes ~550,000 sq. ft. of executions related to new developments. (2) Active discussions includes deals in the tour and proposal phase of the leasing process. There is no certainty that all of these discussions will lead to executed leases. (1)

Lab: Competitive New Supply

Headline new supply numbers include projects that we believe are not directly competitive due to a combination of submarket locations, inferior building design & capability, and / or sponsorship by developers with limited credibility and footprint

Lab Inventory and New Supply by Market[1]

Sorted by market inventory (sq. ft. in M)



56.0
17.1
0.9
1.5
Total Market Inventory
Total Under Construction
2023
2024
Unleased Competitive Supply
Boston
36.3
10.0
0.6
2.1
Total Market Inventory
Total Under Construction
2023
2024
Unleased Competitive Supply
Bay Area
24.2
5.1
0.1
1.0
Total Market Inventory
Total Under Construction
2023
2024
Unleased Competitive Supply
San Diego

PEAK Lease Expirations (% of total lab sq. ft.)	Boston 2023	Boston 2024	Bay Area 2023	Bay Area 2024	San Diego 2023	San Diego 2024
	0.2%	0.0%	3.0%(2)	3.8%(2)	0.1%	0.4%

PEAK has virtually no lease roll in 2023 & 2024 in Boston and San Diego and the majority of Bay Area maturities are on redevelopment campuses with late 2024 – 2025 delivery dates

(1) Market Inventory and Under Construction data based on CBRE's MSA definition of Boston-Cambridge, San Francisco Bay Area, and San Diego. Under construction includes new development, conversions, speculative and build-to-suit projects. 2023 & 2024 Unleased Competitive Supply based on Healthpeak assessment of submarket, building quality, sponsorship and other qualitative factors to determine the relative competitive profile of each development. A portion of the under construction pipeline could be partially competitive, but not directly competitive, based on the factors mentioned above.
(2) Includes 194,000 sq. ft. in 2023 and 189,000 sq. ft. in 2024 related to buildings planned to enter redevelopment upon lease expiration on the Oyster Point and Pointe Grand campuses.

Healthpeak PROPERTIES
Investor Presentation – September 2023 | 12

Vision for Cambridge Lab Development Bringing a unique identity to Cambridge that incorporates the historic local heritage and its innovative future Building neighborhood character through design, programming and merchandising A distinguished yet homogeneous mix of uses, tailored to the tenant, resident and pedestrian experience Placemaking is a core pillar of the project’s vision, and the cornerstone of the attractiveness and differentiation of West Cambridge as a destination convenient to the suburbs but with a Cambridge address Enhancing the accessibility, mobility and convenience of the tenant, resident and visitor experience through investment in critical infrastructure (e.g. pedestrian bridge connection to Alewife T Station, green pathways, public and private rights of way) Delivering resilient buildings and a neighborhood with a sustainable character Investor Presentation – September 2023 13 Project Rendering of Ground Floor Retail & Public Realm | Cambridge, MA The Cambridge City Council has approved the comprehensive rezoning for the neighborhood to allow for greater density and developable heights

West Cambridge (Alewife) Development Opportunity A Cambridge destination for innovation creating an active public realm and world-class real estate including lab/R&D and multi-family residential 14Investor Presentation – September 2023

Outpatient Medical: PEAK Competitive Advantages

Healthpeak's Competitive Advantages[1]

- ✓ **81% on-campus** and **98% affiliated** with a hospital or health system
- ✓ Strong relationships with leading local health systems including **HCA, HonorHealth, Memorial Herman, Norton Healthcare**, and many others
- ✓ **66%** of space leased directly to a hospital or health system
- ✓ **83%** specialty physician focus
- ✓ Average tenant retention rate of **~80%**
- ✓ 15 trophy campuses account for **37%** of segment cash NOI[2]
- ✓ **13 years** average tenure of PEAK senior team drives operational excellence and health system relationships[3]

Same-Store Performance[4]



PEAK
Outpatient Medical Peers
3.3%
2.4%
2.0%
1.4%
3.2%
2.3%
4.6%
2.2%
3.1%
1.9%
2019
2020
2021
2022
YTD 2023

PEAK's portfolio quality and platform drove ~110 bps of average annual outperformance vs peers

(1) Portfolio metrics as of 6/30/2023.
(2) Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures used in this presentation can be found at http://ir.healthpeak.com/quarterly-results.
(3) Based on average tenure of Healthpeak's Outpatient Medical senior leadership (Vice President and above).
(4) Annual same-store growth calculated as the average reported quarterly same-store growth for the full year, except for 2023, which is the average of the first two quarters. Peer group includes DOC, HR, WELL, and VTR from 1Q 2019 through 2Q 2023 and includes HTA data from 1Q 2019 through 2Q 2022.

Healthpeak PROPERTIES
Investor Presentation – September 2023 | 15

5 Year Average YTD 2023 2.9% 3.9% 5 Year Average YTD 2023 Outpatient Medical: Leasing Activity 16 Outpatient Medical demand remains strong; recent leasing volumes and rent mark-to-markets trending above the 5-year average Investor Presentation – September 2023 Executed 3.2M 1.5M Active Discussions(1) 4.7M PEAK Annual Lease Executions Mark-to-Market on Renewals 2.8M - - (1) Active discussions includes deals in the tour and proposal phase of the leasing process. There is no certainty that all of these discussions will lead to executed leases.

Medical City Dallas Campus

Campus Summary

- Medical City Dallas ("MCD") is a healthcare delivery campus consisting of a 900-bed hospital, 854,000 sq. ft. of outpatient space, and a 67,000 sq. ft. behavioral health hospital
- In August, PEAK executed a 20-year extension with HCA for the 1.3M sq. ft. hospital and a seven-year renewal of the 67,000 sq. ft. Green Oaks behavioral hospital
- MCD is one of HCA's largest and most profitable hospitals; HCA and PEAK are aligned to increase total hospital revenues
- Campus can accommodate ~2M sq. ft. of future hospital and outpatient expansion over time

Financial Performance and Campus Growth

Cash NOI[1] from the MCD campus has doubled since the 2007 acquisition, with significant future growth potential


$50M
$0M
$22M
$47M
2007
2022

Campus Size **1.6M SF** **2.0M SF**


Outpatient Medical
Hospital
One Forest
97K SF
Building D
132K SF
Hospital
1.3M SF
Green Oaks
67K SF
Building C
438K SF
Building B
107K SF
Building A
80K SF
Children's
Hospital

(1) Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures used in this presentation can be found at http://ir.healthpeak.com/quarterly-results.

Healthpeak PROPERTIES
Investor Presentation – September 2023 | 17

Additional Trophy Medical Campuses Scale on profitable & growing hospital campuses creates pricing power and leasing flexibility as we partner with the host hospital to meet patient demand 18 PEAK Outpatient Hospital Swedish Medical Center | 610K SF | 6 Properties Providence Health | Seattle, WA Tristar Centennial | 837K SF | 9 Properties HCA Healthcare | Nashville, TN The Woodlands | 418K SF | 4 Properties Memorial Hermann | Houston, TX Sky Ridge | 421K SF | 4 Properties Investor Presentation – September 2023 HCA Healthcare | Denver, CO

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